UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

J.P. Morgan Fleming Mutual Fund Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

JPMorgan 2014 Briefly (25469)	Inbound #: 1-866-456-7052

JPMorgan Funds

(List of Funds at the End of the Briefly)

Meeting Date & Time:	Tuesday, June 10, 2014 @ 11:00 a.m. (Eastern Time)

Meeting Place:	270 Park Avenue, New York, New York 10017

Record Date:	March 21, 2014.

Mail Date:	On or about May 8th, 2014.

LED Display: “JPMorgan” / Proxy01 Database Name: “78 JPM 2014 (25469)”

Please Note: Both our name and number are printed in the Proxy Statement.

Briefly 1
JPMorgan Asia Pacific Fund

At this special meeting, you are being asked to elect trustees and to approve a change to this fund’s fundamental investment policy regarding concentration. The Board recommends a vote in favor of the proposals. Would you like to vote along with the recommendations of the board?

Briefly 2
JPMorgan Municipal Money Market Fund

At this special meeting, you are being asked to elect trustees. You are also being asked to consider a proposal submitted by a shareholder. The Board recommends a vote in favor of the trustees and against the shareholder proposal. Would you like to vote along with the recommendations of the board?

Briefly 3

JPMorgan Equity Income Fund	JPMorgan Large Cap Growth Fund
JP Morgan International Equity Index Fund	JPMorgan Market Expansion Enhanced Index Fund
JPMorgan Mid Cap Growth Fund

At this special meeting, you are being asked to elect trustees, and to approve a change to the investment objective for the Fund. The Board recommends a vote in favor of the proposals. Would you like to vote along with the recommendations of the board?

Briefly 4

JPMorgan 100% U.S. Treasury Securities Money Market Fund	JPMorgan Short Duration Bond Fund
JPMorgan California Municipal Money Market Fund	JPMorgan Tax Free Money Market Fund
JPMorgan New York Municipal Money Market Fund	JPMorgan U.S. Government Money Market Fund
JPMorgan Prime Money Market Fund	JPMorgan U.S. Treasury Plus Money Market Fund
At this special meeting, you are being asked to elect trustees. The Board recommends a vote in favor of the proposal. Would you like to vote along with the recommendations of the board?

Briefly 5 - Inbound/Info Agent Only

All Other Funds

At this special meeting, you are being asked to elect trustees. The Board recommends a vote in favor of the proposal. Please vote via touch tone phone, internet or mail, following the instructions on your proxy voting card.

******************************

Our role is to act as Information Agents only. Our responsibilities are to provide assistance and information to Shareholders as to:

•    Date and time of the meeting

•    Details of the proposals to be voted on at the meeting

•    Information regarding the Board’s recommendations

•    How they can vote their proxy (in person, by mail or following other methods provided on the proxy card).

******************************

Additional Information for JPMorgan Insurance Trust shareholders (Inbound Only)

Q. I am not a shareholders of the JPMorgan Insurance Trust. Why am I being asked to vote?

The Portfolios are available exclusively as funding vehicles for variable contracts offered by the Separate Accounts of Participating Insurance Companies. Individual variable contract owners are not the “shareholders” of the Portfolios. Rather, the Separate Accounts of Participating Insurance Companies are the shareholders of the Portfolios. As an Affected Contract Owner, you have the right to instruct your Participating Insurance Company as to the manner in which a Portfolio’s shares attributable to your variable contract should be voted.

PROPOSAL: To Elect Trustees

Proposal applies to all funds

Q1. What am I being asked to vote on?

You are being asked to elect thirteen nominees to the board of trustees.

Q2. What are Trustees paid? (Provide only if asked)

Agent Note:

JPMorgan Trust I Proxy Statement: Refer shareholders to pages 23-25 of the Proxy Statement.

JPMorgan Trust II Proxy Statement: Refer shareholders to pages 16-17 of the Proxy Statement.

JPMorgan Insurance Trust Proxy Statement: Refer shareholders to pages 16-18 of the Proxy Statement.

Q3. Who are the Nominees?

Name and Year of Birth	Position(s) Held With Trusts & Length of Service
	Insurance Trust	Trust I	Trust II
Dr. Matthew Goldstein (1941)	Chairman since 2013; Trustee since 2005	Chairman since 2013; Trustee, indefinite since 2003;	Chairman since 2013; Trustee since 2005
John F. Finn (1947)	Trustee since 2005		Trustee since 1998
Robert J. Higgins (1945)	Trustee since 2005	Trustee since 2002	Trustee since 2005
Frankie D. Hughes (1952)*	Trustee since 2008
Peter C. Marshall (1942)	Vice Chairman since 2005; Trustee since 2005		Vice Chairman since 2005; Trustee since1985
Mary E. Martinez (1960)	Trustee since 2013
Marilyn McCoy (1948)	Trustee since 2005		Trustee since1999
Mitchell M. Merin (1953)	Trustee since 2013
William G. Morton, Jr. (1937)	Trustee since 2005	Trustee since 2003	Trustee since 2005
Dr. Robert A. Oden, Jr. (1946)	Trustee since 2005		Trustee since1997
Marian U. Pardo (1946)	Trustee since 2013
Frederick W. Ruebeck (1939)	Trustee since 2005		Trustee since1994
James J. Schonbachler (1943)	Trustee since 2005	Trustee since 2001	Trustee since 2005

*Ms. Hughes may be deemed to be an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The Board recommends that you vote FOR this proposal.

Proposal: Approve a Change to the Fund’s Fundamental Policy Regarding Concentration

Proposal applies to: JPMorgan Asia Pacific Fund ONLY (Briefly 1)

Q1. What am I being asked to vote on?

You are being asked to approve a change in the fundamental policy regarding concentration of the fund.

Q2. What is the specific wording of the proposed concentration policy? (Provide only if asked)

Current Fundamental Policy	Proposed Fundamental Policy
The Fund may not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry or group of industries. This restriction does not apply to investments in securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby, and futures and options transactions issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.	The Fund will not invest more than 25% of the value of its total assets in the securities of companies conducting their principal business activities in the same industry, except that, to the extent that an industry represents 20% or more of the Fund’s benchmark at the time of investment, the Fund may invest up to 35% of its total assets in that industry.

Q3. Why am I being asked to approve this?

The proposed amendment to the Fund’s concentration policy would provide the Fund with greater flexibility to take advantage of investment opportunities in the Asia Pacific region.

Currently, the Fund may not invest 25% or more of its total assets in the securities of one or more issuers primarily engaged in the same industry (excluding investments in securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby, and futures and options transactions issued or guaranteed by the U.S. government or any of its agencies or instrumentalities).

The Board, subject to shareholder approval, has approved an amendment to the Fund’s concentration policy to permit (but not require) the Fund to invest up to 35% of its total assets in the securities of issuers conducting their principal business activities in the same industry if, at the time of investment, that industry represents 20% or more of the Fund’s benchmark index, currently the Morgan Stanley Capital International All Country Asia Pacific ex-Japan Index (net of foreign withholding taxes).

Agent Note: For further details refer shareholders to pages “27-28” of the JPMorgan Trust I Proxy Statement.

Q4. What if shareholders do not approve this proposal?

If the proposal is not approved, the Asia Pacific Fund’s fundamental investment policy relating to industry concentration will remain the same, and the Board may consider other courses of action.

Q5. If approved, when will the proposal become effective?

If the proposal is approved, the proposed concentration policy will become effective on the date that the proposal is approved by shareholders.

The Board recommends that you vote FOR this proposal.

Proposal: Amending the Investment Objective of the Fund

Proposal applies to: International Equity Index Fund, Equity Income Fund, Large Cap Growth Fund, Market Expansion Enhanced Index Fund, & Mid Cap Growth Fund ONLY (Briefly 3)

Agent Note: JPMIM = J.P. Morgan Investment Management Inc, The Funds Investment Advisor

Q1. What am I being asked to vote on?

You are being asked approve a change to the investment objective of the Fund.

Q2. Why am I being asked to approve this?

JPMorgan Equity Income Fund: (pgs 22-23, JP Morgan Trust II)

The Fund currently seeks current income through regular payment of dividends with the secondary goal of achieving capital appreciation by investing primarily in equity securities. This objective is a fundamental policy that may be changed only with shareholder approval. Under the proposed investment objective, the Fund would seek capital appreciation and current income.

(Continued on next page)

JPMIM believes, that the Fund’s investment objective should be revised to make current income and capital appreciation equally important components of the objective, while removing the specific reference to equity securities. When the portfolio managers are searching for appropriate investments for the Fund, they consider both a security’s potential for capital appreciation and its ability to produce current income through dividend payments. In general, the securities in which “equity income” funds invest both produce income and may appreciate in value, and other “equity income” funds in the Equity Income Fund’s peer group, as designated by an independent mutual fund analysis company, have both current income and capital appreciation components in their investment objective that are equally important.

In addition, the proposed investment objective eliminates the reference to equity securities in the objective though the Fund will continue to invest in equity securities.

JPMorgan International Equity Index Fund: (pgs 25-28, JP Morgan Trust II)	At a February 2014 Board meeting, the Board of Trustees considered proposed changes to the International Equity Index Fund’s name, investment objective, benchmark, and main investment strategies to provide greater flexibility to the International Equity Index Fund to take advantage of investment opportunities in securities and countries that are currently limited by the International Equity Index Fund’s existing investment strategies and investment objective. The International Equity Index Fund’s current investment objective and strategies reference the Morgan Stanley Capital International (“MSCI”) Europe, Australasia, Far East (“EAFE”) Gross Domestic Product (“GDP”) Index (the “Current Index”). This investment objective is a fundamental policy that may only be changed with shareholder approval. JPMIM believes that the references to the Current Index in the International Equity Index Fund’s investment objective and strategies limit the International Equity Index Fund’s investment opportunities incertain companies and countries. JPMIM believes, and the Board of Trustees concurs, that the International Equity Index Fund’s investment objective and corresponding investment strategies should be changed to increase the investment opportunities available to the International Equity Index Fund and its shareholders.
JPMorgan Large Cap Growth Fund: (pgs 19-20, JP Morgan Trust II)

The Fund currently seeks long-term capital appreciation and growth of income by investing primarily in equity securities. This objective is a fundamental policy that may be changed only with shareholder approval. Under the proposed investment objective, the Fund would seek long-term capital appreciation.

JPMIM believes that in order to provide portfolio management with more flexibility to seek attractive investment opportunities that may offer greater potential for improved performance, the Fund’s objective should be revised to remove the income component. A large-cap growth fund that has an income component in its investment objective, such as the Large Cap Growth Fund, is not representative of the funds in its large-cap growth peer group. In general, “large-cap growth” securities do not produce income, and many of the other “large-cap growth” funds in the Large Cap Growth Fund’s peer group, as designated by an independent mutual fund analysis company, do not have an income component in their investment objective.

JPMorgan Market Expansion Enhanced Index Fund: (pgs 23-25, JP Morgan Trust II)

The Fund currently seeks to provide a return which substantially duplicates the price and yield performance of domestically traded common stocks in the small- and mid-capitalization equity markets, as represented by a market capitalization weighted combination of the S&P SmallCap 600 and the S&P MidCap 400. This objective is a fundamental policy that may be changed only with shareholder approval. Under the proposed investment objective, the Fund would seek to provide investment results that correspond to or incrementally exceed the total return performance of an index that tracks the performance of small- and mid-capitalization securities.

JPMIM believes, that because the Fund is an enhanced index fund that seeks to modestly exceed the performance of the S&P 1000, the Fund’s investment objective should be revised to state that the Fund seeks to provide investment results that correspond to or incrementally exceed the total return performance of its index. The S&P 1000 Index, the benchmark, is a market capitalization weighted combination of the S&P SmallCap 600 and S&P MidCap 400 Indexes. Because the Fund utilizes an enhanced index strategy, not all of the stocks in the S&P 1000 Index are held by in the Fund, and the Fund’s position in an individual stock may be overweighted or underweighted when compared to the benchmark. In addition, the Fund may modestly overweight or underweight the sectors and industries within the index. The change in the investment objective will provide the Fund with more flexibility to seek attractive investment opportunities that may offer greater potential for improved performance.

(Continued on next page)

In addition, the proposed investment objective is more representative of the objectives of other “enhanced index” funds.

In addition, the proposed investment objective eliminates the language from the current investment objective that specifies the Fund’s indexes by name.

JPMorgan Mid Cap Growth Fund: (pgs 20-21, JP Morgan Trust II)

The Fund currently seeks growth of capital and secondarily, current income by investing primarily in equity securities. This objective is a fundamental policy that may be changed only with shareholder approval. Under the proposed investment objective, the Fund would seek growth of capital.

JPMIM believes, that in order to provide portfolio management with more flexibility to seek attractive investment opportunities that may offer greater potential for improved performance, the Mid Cap Growth Fund’s investment objective should be revised to remove the secondary income component. A mid-cap growth fund that does not have an income component in its investment objective is more representative of the funds in its mid-cap growth peer group. In general, “mid-cap growth” securities do not produce income, and many of the other “mid-cap growth” funds in the Mid Cap Growth Fund’s peer group, as designated by an independent mutual fund analysis company, do not have an income component in their investment objective.

In addition, the proposed investment objective eliminates the reference to equity securities in the objective though the Fund will continue to invest in equity securities.

Q3. How will the Fund’s investment objective be amended?
Fund	Current Investment Objective	Proposed Investment Objective
JPMorgan Equity Income Fund:	The Fund seeks current income through regular payment of dividends with the secondary goal of achieving capital appreciation by investing primarily in equity securities.	The Fund seeks capital appreciation and current income.
JPMorgan International Equity Index Fund:	The Fund seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Gross Domestic Product (GDP) Index.	The Fund seeks to provide long-term capital appreciation.
JPMorgan Large Cap Growth Fund:	The Fund seeks long-term capital appreciation and growth of income by investing primarily in equity securities.	The Fund seeks long-term capital appreciation.
JPMorgan Market Expansion Enhanced Index Fund:	The Fund seeks to provide a return which substantially duplicates the price and yield performance of domestically traded common stocks in the small- and mid-capitalization equity markets, as represented by a market capitalization weighted combination of the Standard & Poor’s SmallCap 600 Index (S&P SmallCap 600) and the Standard & Poor’s MidCap 400 Index (S&P MidCap 400).	The Fund seeks to provide investment results that correspond to or incrementally exceed the total return performance of an index that tracks the performance of small- and mid-capitalization securities.
JPMorgan Mid Cap Growth Fund:	The Fund seeks growth of capital and secondarily, current income by investing primarily in equity securities.	The Fund seeks growth of capital.

Q4. Will the investment strategy change or management change?

JPMorgan International Equity Index Fund: If the change to the Fund’s investment objective is approved, the Fund will be managed in accordance with the revised investment strategy set forth in the proxy statement.

All other Funds: The Funds will continue to be managed using their current strategy.

Q5. What if shareholders do not approve the new investment objective?

If the proposal is not approved for the Fund, the investment objective will remain the same, and the Board may consider other courses of action.

Q6. If approved, when will the new investment objective become effective?

JPMorgan International Equity Index Fund: The changes outlined including the changes to the Fund’s investment objective will take effect on June 30, 2014 or such later date as the proposal is approved by shareholders.

All other Funds: If the proposal is approved, the proposed investment objective will become effective on the date the proposal is approved by shareholders.

Your Board recommends that you vote FOR the proposal.

PROPOSAL: A Shareholder Proposal
Proposal applies to: JPMorgan Municipal Money Market Fund ONLY (Briefly 2) Agent Note: JPMIM = J.P. Morgan Investment Management Inc, The Funds Investment Advisor

Q1. What am I being asked to vote on?

The Proponent has indicated that he intends to introduce the following Proposal at the Meeting:

“Shareholders request that the Board institute transparent procedures to prevent holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights.”

The Board recommends that shareholders vote “AGAINST” this proposal.

Q2. Why does the board recommend a vote “against” the proposal?

While the Board supports responsible investing and the view that human rights concerns should be taken into consideration when making investment decisions, the Board believes that the Proposal is unnecessary given the nature of the Fund as a money market fund, its focus on U.S. municipal securities and the existing business practices of the Fund’s investment adviser.

Additional, if needed: The Board recommends that shareholders vote “AGAINST” the Proposal for the following reasons. The Proposal would require the Board to adopt additional procedures to prevent holding investments in companies that, in management’s judgment “substantially contribute to genocide or crimes against humanity.” Such procedures would impose additional procedural and oversight requirements even though the Municipal Money Market Fund does not have exposure to the types of companies or investments referenced in the Proposal. The Proposal references “PetroChina” and “China National Petroleum Company.” However, the Fund is a money market fund and does not invest in securities issued by companies like PetroChina and China National Petroleum Company. Consistent with the Fund’s name, the Fund makes investments in U.S. municipal securities. As a consequence, the Board believes that the Proposal is not relevant to the Fund’s objective and strategy of investing in municipal securities through short-term money market instruments.

(Continued on next page)

In addition, the Board believes that additional procedures are unnecessary because the Fund and JPMIM’s business practices already reflect support and respect for the protection of fundamental human rights and the prevention of crimes against humanity. JPMorgan Chase, the parent company of JPMIM, has stated that it supports fundamental principles of human rights across all lines of its business and each region of the world in which it operates and has adopted a Human Rights Statement to memorialize this commitment.

Q3. Why have shareholders presented this proposal?
Agent Note: Refer shareholders to pages 28-30 of the JPMorgan Trust II Proxy Statement.

The Board recommends that shareholders vote AGAINST this proposal.

List of Funds

JPMorgan Trust I
JPMorgan 100% U.S. Treasury Securities Money Market Fund (B4)	JPMorgan Multi-Sector Income Fund
JPMorgan Access Balanced Fund	JPMorgan New York Municipal Money Market Fund (B4)
JPMorgan Access Growth Fund	JPMorgan New York Tax Free Bond Fund
JPMorgan Alternative Strategies Fund	JPMorgan Prime Money Market Fund (B4)
JPMorgan Asia Pacific Fund (B1)	JPMorgan Real Return Fund
JPMorgan California Municipal Money Market Fund (B4)	JPMorgan Research Equity Long/Short Fund
JPMorgan California Tax Free Bond Fund	JPMorgan Research Market Neutral Fund
JPMorgan China Region Fund	JPMorgan Short Duration High Yield Fund
JPMorgan Commodities Strategy Fund	JPMorgan Small Cap Core Fund
JPMorgan Corporate Bond Fund	JPMorgan Small Cap Equity Fund
JPMorgan Current Income Fund	JPMorgan SmartAllocation Equity Fund
JPMorgan Current Yield Money Market Fund	JPMorgan SmartAllocation Income Fund
JPMorgan Disciplined Equity Fund	JPMorgan SmartRetirement Income Fund
JPMorgan Diversified Fund	JPMorgan SmartRetirement 2010 Fund
JPMorgan Diversified Real Return Fund	JPMorgan SmartRetirement 2015 Fund
JPMorgan Dynamic Growth Fund	JPMorgan SmartRetirement 2020 Fund
JPMorgan Dynamic Small Cap Growth Fund	JPMorgan SmartRetirement 2025 Fund
JPMorgan Emerging Economies Fund	JPMorgan SmartRetirement 2030 Fund
JPMorgan Emerging Markets Debt Fund	JPMorgan SmartRetirement 2035 Fund
JPMorgan Emerging Markets Equity Fund	JPMorgan SmartRetirement 2040 Fund
JPMorgan Emerging Markets Local Currency Debt Fund	JPMorgan SmartRetirement 2045 Fund
JPMorgan Equity Focus Fund	JPMorgan SmartRetirement 2050 Fund
JPMorgan Federal Money Market Fund	JPMorgan SmartRetirement 2055 Fund
JPMorgan Floating Rate Income Fund	JPMorgan SmartRetirement Blend Income Fund
JPMorgan Global Allocation Fund	JPMorgan SmartRetirement Blend 2015 Fund
JPMorgan Global Bond Opportunities Fund	JPMorgan SmartRetirement Blend 2020 Fund
JPMorgan Global Equity Income Fund	JPMorgan SmartRetirement Blend 2025 Fund
JPMorgan Global Natural Resources Fund	JPMorgan SmartRetirement Blend 2030 Fund

JPMorgan Global Research Enhanced Index Fund	JPMorgan SmartRetirement Blend 2035 Fund
JPMorgan Growth and Income Fund	JPMorgan SmartRetirement Blend 2040 Fund
JPMorgan Income Builder Fund	JPMorgan SmartRetirement Blend 2045 Fund
JPMorgan Inflation Managed Bond Fund	JPMorgan SmartRetirement Blend 2050 Fund
JPMorgan Intermediate Tax Free Bond Fund	JPMorgan SmartRetirement Blend 2055 Fund
JPMorgan International Currency Income Fund	JPMorgan Strategic Income Opportunities Fund
JPMorgan International Equity Fund	JPMorgan Strategic Preservation Fund
JPMorgan International Opportunities Fund	JPMorgan Tax Aware Equity Fund
JPMorgan International Realty Fund	JPMorgan Tax Aware High Income Fund
JPMorgan International Unconstrained Equity Fund	JPMorgan Tax Aware Income Opportunities Fund
JPMorgan International Value Fund	JPMorgan Tax Aware Real Return Fund
JPMorgan International Value SMA Fund	JPMorgan Tax Aware Real Return SMA Fund
JPMorgan Intrepid Advantage Fund	JPMorgan Tax Free Money Market Fund (B4)
JPMorgan Intrepid America Fund	JPMorgan Total Emerging Markets Fund
JPMorgan Intrepid European Fund	JPMorgan Total Return Fund
JPMorgan Intrepid Growth Fund	JPMorgan U.S. Dynamic Plus Fund
JPMorgan Intrepid International Fund	JPMorgan U.S. Equity Fund
JPMorgan Intrepid Value Fund	JPMorgan U.S. Large Cap Core Plus Fund
JPMorgan Latin America Fund	JPMorgan U.S. Research Equity Plus Fund
JPMorgan Managed Income Fund	JPMorgan U.S. Small Company Fund
JPMorgan Market Neutral Fund	JPMorgan Value Advantage Fund
JPMorgan Mid Cap Equity Fund	Security Capital U.S. Core Real Estate Securities Fund

J.P. Morgan Fleming Mutual Fund Group, Inc.	J.P. Morgan Mutual Fund Investment Trust
JPMorgan Mid Cap Value Fund	JPMorgan Growth Advantage Fund

Undiscovered Managers Funds
JPMorgan Realty Income Fund
Undiscovered Managers Behavioral Value Fund

JPMorgan Trust II
JPMorgan Arizona Municipal Bond Fund	JPMorgan Market Expansion Enhanced Index Fund (B3)
JPMorgan Core Bond Fund	JPMorgan Michigan Municipal Bond Fund
JPMorgan Core Plus Bond Fund	JPMorgan Michigan Municipal Money Market Fund
JPMorgan Equity Income Fund (B3)	JPMorgan Mid Cap Growth Fund (B3)
JPMorgan Equity Index Fund	JPMorgan Mortgage-Backed Securities Fund
JPMorgan Government Bond Fund	JPMorgan Multi-Cap Market Neutral Fund
JPMorgan High Yield Fund	JPMorgan Municipal Income Fund
JPMorgan International Equity Index Fund (B3)	JPMorgan Municipal Money Market Fund (B2)
JPMorgan Intrepid Mid Cap Fund	JPMorgan Ohio Municipal Bond Fund
JPMorgan Investor Balanced Fund	JPMorgan Ohio Municipal Money Market Fund
JPMorgan Investor Conservative Growth Fund	JPMorgan Short Duration Bond Fund (B4)
JPMorgan Investor Growth Fund	JPMorgan Short-Intermediate Municipal Bond Fund
JPMorgan Investor Growth & Income Fund	JPMorgan Small Cap Growth Fund
JPMorgan Large Cap Growth Fund (B3)	JPMorgan Small Cap Value Fund
JPMorgan Large Cap Value Fund	JPMorgan Tax Free Bond Fund
JPMorgan Liquid Assets Money Market Fund	JPMorgan Treasury & Agency Fund
JPMorgan Limited Duration Bond Fund	JPMorgan U.S. Government Money Market Fund (B4)

JPMorgan U.S. Treasury Plus Money Market Fund (B4)

JPMorgan Insurance Trust
Core Bond Portfolio	Intrepid Mid Cap Portfolio
Equity Index Portfolio	Mid Cap Growth Portfolio
International Equity Portfolio	Mid Cap Value Portfolio
Intrepid Growth Portfolio	Small Cap Core Portfolio
U.S. Equity Portfolio